MORGAN KEEGAN SELECT FUND, INC.

                  Regions Morgan Keegan Select High Income Fund

              Supplement dated December 13, 2002 to the Prospectus
                             dated November 1, 2002

     Effective December 31, 2002, Morgan Keegan & Company, Inc., the distributor for the Morgan Keegan Select Fund, Inc., will no longer offer shares of Regions Morgan Keegan Select High Income Fund (the "Fund") to new investors. Shareholders of the Fund as of December 31, 2002 will be able to purchase additional shares of the Fund after December 31, 2002.

          THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S
                                  PROSPECTUS.
               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.